AXP(R) Global
                                                                       Bond Fund

                                                              2001 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
 Express(R)
Funds

(icon of) compass

AXP Global Bond Fund seeks to provide shareholders with high total return through income and growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

A Bounty of Bonds

In today's global economy, investment opportunities don't stop at the water's edge. While bonds issued by the U.S. government and corporations once made up almost all of the bond market, today more than half of the world's debt securities are issued from outside the United States. This means expanded opportunity for investors. AXP Global Bond Fund's aim is to take advantage of opportunities in bond markets at any time and in any place, providing investors with greater portfolio diversification.

Table of Contents

2001 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                      3

From the Portfolio Manager                             3

Fund Facts                                             5

The 10 Largest Holdings                                6

Making the Most of the Fund                            7

The Fund's Long-term Performance                       8

Board Members and Officers                            10

Independent Auditors' Report (Fund)                   12

Financial Statements (Fund)                           13

Notes to Financial Statements (Fund)                  16

Independent Auditors' Report
     (Portfolio)                                      22

Financial Statements (Portfolio)                      23

Notes to Financial Statements
     (Portfolio)                                      25

Investments in Securities                             28

Federal Income Tax Information                        31

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2   AXP GLOBAL BOND FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,



Arne H. Carlson

(picture of) Nic Pifer
Nic Pifer
Portfolio manager

From the Portfolio Manager

A slowdown in global economic growth and substantial interest-rate cuts by central banks in the U.S. and Europe provided support for bond prices in most major markets during the past 12 months. For AXP Global Bond Fund's Class A shares, the result was a total return of 10.83% (excluding the sales charge) for the fiscal year -- November 2000 through October 2001. This compares with a return of 10.10% for the Lipper Global Income Funds Index, a group of mutual funds used to compare the performance of funds such as this.

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3   AXP GLOBAL BOND FUND -- ANNUAL REPORT

The period got off to a good start as indications of a sharp slowdown in U.S. economic growth got investors focused on the likelihood of cuts in short-term interest rates by central banks in the U.S. and, later, Europe. While the U.S. Federal Reserve's first rate cut didn't arrive until January, strong bond-buying in anticipation of that event drove down interest rates in November and December, pushing up bond prices in the process. (Falling rates inflate bond prices, while rising rates depress them.)

A STRONG FINISH
The rest of the winter proved to be relatively quiet for the bond markets as investors eased off on their buying. But by early March, investors, who by then had begun to focus on the possibility of a pick-up in global economic growth in the second half of 2001, began to shy away from bonds, setting in motion a downturn that lasted until mid-summer. Still, the period would end on a positive note, as weak economic data prompted more interest-rate cuts in the U.S. and Europe, resulting in a strong rally during the final four months.

The other influence on the Fund's performance worth noting was the value of the euro, Europe's new common currency. After considerable fluctuation, the euro finished somewhat higher, which enhanced returns from the Fund's European holdings. The yen, however, fell sharply, justifying my strategy of holding few Japanese bonds.

Looking at the composition of the Fund's portfolio, I kept about a third invested in the U.S., with most of the rest in Europe, principally in Germany, Italy, the United Kingdom and Belgium. The rest consisted of relatively modest investments in Japan and some smaller, "emerging" markets in Latin America and Asia, plus cash reserves. On a bond-sector basis, the great majority of assets were invested in government and corporate bonds, with the bulk of the latter in the U.S. Included in the U.S. corporate bond holdings were a small amount of high-yield/low-grade issues.

As for what the new fiscal year may hold for bond investors, I look for inflation and interest rates to remain low, at least early in the period. On the economic front, I think the U.S. will begin to recover as early as the first quarter of 2002, followed by Europe -- a scenario that could increase concern about a potential upturn in inflation. So, we could have something of a tug-of-war developing in the bond markets. In light of that, I think price appreciation is likely to be limited, leaving interest income as the key return component for the year as a whole. As for market sectors, corporate bonds would seem to have an advantage, and I expect to increase those holdings in the months ahead.

Nic Pifer

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4   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $5.81
Oct. 31, 2000                                                     $5.39
Increase                                                          $0.42

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $0.15
From long-term capital gains                                      $  --
Total distributions                                               $0.15
Total return*                                                   +10.83%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $5.79
Oct. 31, 2000                                                     $5.38
Increase                                                          $0.41

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $0.11
From long-term capital gains                                      $  --
Total distributions                                               $0.11
Total return*                                                    +9.73%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $5.79
Oct. 31, 2000                                                     $5.38
Increase                                                          $0.41

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $0.11
From long-term capital gains                                      $  --
Total distributions                                               $0.11
Total return*                                                    +9.84%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $5.80
Oct. 31, 2000                                                     $5.40
Increase                                                          $0.40

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $0.16
From long-term capital gains                                      $  --
Total distributions                                               $0.16
Total return*                                                   +10.71%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5   AXP GLOBAL BOND FUND -- ANNUAL REPORT

The 10 Largest Holdings
                                          Percent               Value
                                      (of net assets)   (as of Oct. 31, 2001)
U.S. Treasury
7.50% 2016                                 9.1%            $45,562,126
Buoni Poliennali Del Tes
8.50% 2004                                 6.4              32,180,341
Federal Republic of Germany
7.50% 2004                                 5.9              29,760,311
Federal Republic of Germany
6.50% 2027                                 4.1              20,522,087
Belgium Kingdom
7.25% 2004                                 4.0              20,035,436
Federal Republic of Germany
8.00% 2002                                 3.4              17,169,791
Govt of Canada
7.50% 2003                                 2.9              14,514,263
United Kingdom Treasury
8.00% 2003                                 2.6              12,917,842
U.S. Treasury
6.50% 2006                                 2.2              10,942,764
Allgemeine Hypo Bank
5.00% 2009                                 2.0               9,896,523

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here make up 42.6% of net assets

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6   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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7   AXP GLOBAL BOND FUND -- ANNUAL REPORT

The Fund's Long-term Performance

                 Value of your $10,000 in AXP Global Bond Fund
(line chart)

$30,000


$20,000
                                                                         $17,852
                                                                 AXP Global Bond
                                     Salomon Smith Barney           Fund Class A
                                   World Gov't Bond Index
   $9,525    Lipper Global Income
                      Funds Index

  '91    '92    '93    '94    '95    '96     '97     '98     '99     '00     '01

Average Annual Total Returns (as of Oct. 31, 2001)
                                                                   Since
                          1 year     5 years     10 years        inception
AXP Global Bond Fund
   Class A                 +5.56%     +1.95%      +5.97%           N/A
   Class B                 +5.73%     +1.97%        N/A          +4.55%*
   Class C                 +8.84%       N/A         N/A          +5.22%**
   Class Y                +10.71%     +3.08%        N/A          +5.23%*

  * Inception date was March 20, 1995.
 ** Inception date was June 26, 2000.

Assumes: Holding period from 11/1/91 to 10/31/01. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $8,369. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to two widely cited unmanaged performance indexes, the Salomon Smith Barney World Government Bond Index and the Lipper Global Income Funds Index. In comparing AXP Global Bond Fund (Class A) to these indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

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8   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Salomon Smith Barney World Government Bond Index, an unmanaged market capitalization weighted benchmark, tracks the performance of the 17 government bond markets around the world. It is widely recognized by investors as a measurement index for portfolios of government bond securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Global Income Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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9   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 72 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                        Position       Principal           Other
address,                     held with      occupations         directorships
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- -------------------
H. Brewster Atwater, Jr.     Board member   Retired chair and
4900 IDS Tower               since 1996     chief executive
Minneapolis, MN 55402                       officer, General
Born in 1931                                Mills, Inc.
                                            (consumer foods)
---------------------------- -------------- ------------------- -------------------
Arne H. Carlson              Chair of the   Chair, Board
901 S. Marquette Ave.        Board since    Services
Minneapolis, MN              1999           Corporation
55402                                       (provides
Born in 1934                                administrative
                                            services to
                                            boards), former
                                            Governor of
                                            Minnesota
---------------------------- -------------- ------------------- -------------------
Lynne V. Cheney              Board member   Distinguished       The Reader's
American Enterprise          since 1994     Fellow, AEI         Digest
Institute for Public                                            Association Inc.
Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.
20036
Born in 1941
---------------------------- -------------- ------------------- -------------------
Livio D. DeSimone            Board member   Retired chair of    Cargill,
30 Seventh Street East       since 2001     the board and       Incorporated
Suite 3050                                  chief executive     (commodity
St. Paul, MN 55101-4901                     officer,            merchants and
Born in 1936                                Minnesota Mining    processors),
                                            and Manufacturing   Target
                                            (3M)                Corporation
                                                                (department
                                                                stores), General
                                                                Mills, Inc.
                                                                (consumer foods),
                                                                Vulcan Materials
                                                                Company
                                                                (construction
                                                                materials/chemicals)
                                                                and Milliken &
                                                                Company (textiles
                                                                and chemicals)
---------------------------- -------------- ------------------- -------------------
Ira D. Hall                  Board member   Treasurer, Texaco
Texaco, Inc.                 since 2001     Inc. since 1998.
2000 Westchester Avenue                     Prior to that,
White Plains, NY 10650                      director,
Born in 1944                                International
                                            Operations IBM
                                            Corp.
---------------------------- -------------- ------------------- -------------------
Heinz F. Hutter              Board          Retired president
P.O. Box 2187                member         and chief
Minneapolis, MN              since 1994     operating
55402                                       officer, Cargill,
Born in 1929                                Incorporated
                                            (commodity
                                            merchants and
                                            processors)
---------------------------- -------------- ------------------- -------------------
Anne P. Jones                Board member   Attorney and        Motorola, Inc.
5716 Bent Branch Rd.         since 1985     consultant          (electronics)
Bethesda, MD 20816
Born in 1935
---------------------------- -------------- ------------------- -------------------
William R. Pearce            Board          RII Weyerhaeuser
2050 One Financial Plaza     member         World Timberfund,
Minneapolis, MN 55402        since 1980     L.P. (develops
Born in 1927                                timber resources)
                                            - management
                                            committee; former
                                            chair, American
                                            Express Funds
---------------------------- -------------- ------------------- -------------------


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10   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                        Position       Principal           Other
address,                     held with      occupations         directorships
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- --------------------
Alan K. Simpson              Board member   Former three-term   Biogen, Inc.
1201 Sunshine Ave.           since 1997     United States       (bio-pharmaceuticals)
Cody, WY 82414                              Senator for
Born in 1931                                Wyoming
---------------------------- -------------- ------------------- --------------------
C. Angus Wurtele             Board          Retired chair of    Bemis Corporation
4900 IDS Tower               member         the board and       (packaging)
Minneapolis, MN 55402        since 1994     chief executive
Born in 1934                                officer,  The
                                            Valspar
                                            Corporation
---------------------------- -------------- ------------------- --------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                        Position       Principal           Other directorships
address,                     held with      occupations
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- --------------------
David R. Hubers              Board          Retired chief       Chronimed Inc.
50643 AXP Financial Center   member         executive officer   (specialty
Minneapolis, MN 55474        since 1993     and director of     pharmaceutical
Born in 1943                                AEFC                distribution), RTW
                                                                Inc. (manages
                                                                workers
                                                                compensation
                                                                programs), Lawson
                                                                Software, Inc.
                                                                (technology based
                                                                business
                                                                applications)
---------------------------- -------------- ------------------- --------------------
John R. Thomas               Board          Senior vice
50652 AXP Financial Center   member         president -
Minneapolis, MN 55474        since 1987,    information and
Born in 1937                 president      technology of
                             since 1997     AEFC
---------------------------- -------------- ------------------- --------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

Other Officers

Name,                        Position       Principal           Other directorships
address,                     held with      occupations
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- --------------------
John M. Knight               Treasurer      Vice president -
50005 AXP Financial Center   since 1999     investment
Minneapolis, MN 55474                       accounting of
Born in 1952                                AEFC
---------------------------- -------------- ------------------- --------------------
Leslie L. Ogg                Vice           President of
901 S. Marquette Ave.        president,     Board Services
Minneapolis, MN 55402        general        Corporation
Born in 1938                 counsel and
                             secretary
                             since 1978
---------------------------- -------------- ------------------- --------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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11   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP GLOBAL SERIES, INC.
We have audited the accompanying statement of assets and liabilities of AXP Global Bond Fund (a series of AXP Global Series, Inc.) as of October 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2001, and the financial highlights for each of the years in the five-year period ended October 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Global Bond Fund as of October 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Minneapolis, Minnesota

December 7, 2001

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12   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Financial Statements
Statement of assets and liabilities
AXP Global Bond Fund

Oct. 31, 2001
Assets
Investment in World Income Portfolio (Note 1)                                                 $501,917,360
Capital shares receivable                                                                           28,066
                                                                                                    ------
Total assets                                                                                   501,945,426
                                                                                               -----------
Liabilities
Dividends payable to shareholders                                                                  928,244
Accrued distribution fee                                                                             6,419
Accrued transfer agency fee                                                                          2,646
Accrued administrative services fee                                                                    789
Other accrued expenses                                                                              64,368
                                                                                                    ------
Total liabilities                                                                                1,002,466
                                                                                                 ---------
Net assets applicable to outstanding capital stock                                            $500,942,960
                                                                                              ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                      $    863,507
Additional paid-in capital                                                                     550,804,682
Undistributed net investment income                                                                896,452
Accumulated net realized gain (loss) (Note 5)                                                  (11,948,541)
Unrealized appreciation (depreciation) on investments and on
     translation of assets and liabilities in foreign currencies                               (39,673,140)
                                                                                               -----------
Total -- representing net assets applicable to outstanding capital stock                      $500,942,960
                                                                                              ============
Net assets applicable to outstanding shares:               Class A                            $355,169,798
                                                           Class B                            $144,915,126
                                                           Class C                            $    791,764
                                                           Class Y                            $     66,272
Net asset value per share of outstanding capital stock:    Class A shares      61,183,008     $       5.81
                                                           Class B shares      25,019,494     $       5.79
                                                           Class C shares         136,798     $       5.79
                                                           Class Y shares          11,420     $       5.80
                                                                                   ------     ------------

See accompanying notes to financial statements.

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13   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Statement of operations
AXP Global Bond Fund

Year ended Oct. 31, 2001
Investment income
Income:
Interest                                                                                      $ 31,571,921
     Less foreign taxes withheld                                                                  (177,358)
                                                                                                  --------
Total income                                                                                    31,394,563
                                                                                                ----------
Expenses (Note 2):
Expenses allocated from World Income Portfolio                                                   4,055,551
Distribution fee
     Class A                                                                                       919,399
     Class B                                                                                     1,487,670
     Class C                                                                                         4,575
Transfer agency fee                                                                                893,675
Incremental transfer agency fee
     Class A                                                                                        69,809
     Class B                                                                                        48,215
     Class C                                                                                           158
Service fee -- Class Y                                                                                  60
Administrative services fees and expenses                                                          297,761
Compensation of board members                                                                        9,985
Printing and postage                                                                               118,133
Registration fees                                                                                   72,156
Audit fees                                                                                           8,250
Other                                                                                                6,359
                                                                                                     -----
Total expenses                                                                                   7,991,756
     Earnings credits on cash balances (Note 2)                                                    (27,573)
                                                                                                   -------
Total net expenses                                                                               7,964,183
                                                                                                 ---------
Investment income (loss) -- net                                                                 23,430,380
                                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                     (13,182,089)
     Foreign currency transactions                                                              (2,186,587)
                                                                                                ----------
Net realized gain (loss) on investments                                                        (15,368,676)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                         43,787,031
                                                                                                ----------
Net gain (loss) on investments and foreign currencies                                           28,418,355
                                                                                                ----------
Net increase (decrease) in net assets resulting from operations                               $ 51,848,735
                                                                                              ============

See accompanying notes to financial statements.

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14   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Global Bond Fund

Year ended Oct. 31,                                                                 2001              2000
Operations and distributions
Investment income (loss) -- net                                            $  23,430,380     $  35,953,855
Net realized gain (loss) on investments                                      (15,368,676)      (21,573,954)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies       43,787,031       (50,725,089)
                                                                              ----------       -----------
Net increase (decrease) in net assets resulting from operations               51,848,735       (36,345,188)
                                                                              ----------       -----------
Distributions to shareholders from:
     Net investment income
         Class A                                                             (10,394,416)      (17,281,200)
         Class B                                                              (2,969,230)       (5,940,644)
         Class C                                                                  (7,342)               --
         Class Y                                                                  (1,888)             (182)
                                                                                  ------              ----
Total distributions                                                          (13,372,876)      (23,222,026)
                                                                             -----------       -----------

Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Notes 2 and 6)                                           62,825,835        69,296,414
     Class B shares                                                           20,979,915        30,557,395
     Class C shares                                                              693,932           187,591
     Class Y shares                                                               44,000            11,600
Reinvestment of distributions at net asset value
     Class A shares                                                            8,857,094        14,146,128
     Class B shares                                                            2,774,203         5,709,236
     Class C shares                                                                6,659                --
     Class Y shares                                                                1,727               176
Payments for redemptions
     Class A shares                                                         (133,156,929)     (249,932,402)
     Class B shares (Note 2)                                                 (44,412,190)      (99,525,584)
     Class C shares (Note 2)                                                    (129,429)           (1,500)
                                                                                --------            ------
Increase (decrease) in net assets from capital share transactions            (81,515,183)     (229,550,946)
                                                                             -----------      ------------
Total increase (decrease) in net assets                                      (43,039,324)     (289,118,160)
Net assets at beginning of year                                              543,982,284       833,100,444
                                                                             -----------       -----------
Net assets at end of year                                                  $ 500,942,960     $ 543,982,284
                                                                           =============     =============
Undistributed net investment income                                        $     896,452     $   1,179,408
                                                                           -------------     -------------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------

15   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Global Bond Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 360 shares of capital stock at $5.55 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Income Portfolio
The Fund invests all of its assets in the World Income Portfolio (the Portfolio), a series of World Trust, an open-end investment company that has the same objectives as the Fund. The Portfolio seeks to provide shareholders with high total return through income and growth of capital by investing primarily in debt securities of U.S. and foreign issuers.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Oct. 31, 2001 was 99.98%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

-------------------------------------------------------------------------------

16   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $10,340,460 and accumulated net realized loss has been decreased by $10,340,460.

Dividends to shareholders
Dividends from net investment income, declared daily and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.04% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50
o  Class B $20.50
o  Class C $20.00
o  Class Y $17.50

-------------------------------------------------------------------------------

17   AXP GLOBAL BOND FUND -- ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $355,978 for Class A, $112,411 for Class B and $498 for Class C for the year ended Oct. 31, 2001.

During the year ended Oct. 31, 2001, the Fund's transfer agency fees were reduced by $27,573 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended Oct. 31, 2001
                                             Class A       Class B    Class C     Class Y
Sold                                      11,184,424    3,751,515    124,626      8,059
Issued for reinvested distributions        1,576,372      496,882      1,188        306
Redeemed                                 (23,732,345)  (7,958,269)   (22,929)        --
                                         -----------   ----------    -------      -----
Net increase (decrease)                  (10,971,549)  (3,709,872)   102,885      8,365
                                         -----------   ----------    -------      -----

                                                      Year ended Oct. 31, 2000
                                             Class A       Class B    Class C*    Class Y
Sold                                      12,401,507    5,455,930     34,187      2,128
Issued for reinvested distributions        2,496,141    1,007,920         --         31
Redeemed                                 (44,671,707)  (17,812,973)     (274)        --
                                         -----------   -----------      ----      -----
Net increase (decrease)                  (29,774,059)  (11,349,123)   33,913      2,159
                                         -----------   -----------    ------      -----

* Inception date was June 26, 2000.

4. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2001.

-------------------------------------------------------------------------------

18   AXP GLOBAL BOND FUND -- ANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $11,872,794 as of Oct. 31, 2001, that will expire in 2006 through 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. FUND MERGER
As of the close of business on July 14, 2000, AXP Global Bond Fund acquired the assets and assumed the identified liabilities of Strategist World Income Fund.

The aggregate net assets of AXP Global Bond Fund immediately before the acquisition were $621,976,856.

The merger was accomplished by a tax-free exchange of 110,412 shares of Strategist World Income Fund valued at $614,512.

In exchange for the Strategist World Income Fund shares and net assets, AXP Global Bond Fund issued the following number of shares:

                                         Shares          Net assets
Class A                                  111,010          $614,512

Strategist World Income Fund's net assets at that date consisted of capital stock of $661,596 and unrealized depreciation of $47,084.

7. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

-------------------------------------------------------------------------------

19   AXP GLOBAL BOND FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001         2000         1999         1998          1997
Net asset value, beginning of period                     $5.39        $5.87        $6.17        $6.26         $6.28
                                                         -----        -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                               .27          .34          .33          .39           .35
Net gains (losses) (both realized and unrealized)          .30         (.63)        (.36)        (.05)         (.05)
                                                           ---         ----         ----          ----         ----
Total from investment operations                           .57         (.29)        (.03)         .34           .30
                                                           ---         ----         ----          ---           ---
Less distributions:
Dividends from net investment income                      (.15)        (.19)        (.26)        (.29)         (.28)
Distributions from realized gains                           --           --         (.01)        (.14)         (.04)
                                                          ----         ----         ----         ----          ----
Total distributions                                       (.15)        (.19)        (.27)        (.43)         (.32)
                                                          ----         ----         ----         ----          ----
Net asset value, end of period                           $5.81        $5.39        $5.87        $6.17         $6.26
                                                         -----        -----        -----        -----         -----

Ratios/supplemental data
Net assets, end of period (in millions)                   $355         $389         $598         $724          $748
                                                          ----         ----         ----         ----          ----
Ratio of expenses to average daily net assets(c)         1.32%        1.30%        1.22%        1.16%         1.16%
                                                         ----         ----         ----         ----          ----
Ratio of net investment income (loss)
     to average daily net assets                         4.75%        5.49%        5.49%        5.86%         5.74%
                                                         ----         ----         ----         ----          ----
Portfolio turnover rate
     (excluding short-term securities)                     24%          48%          48%          27%           55%
                                                           --           --           --           --            --
Total return(e)                                         10.83%       (5.16%)       (.35%)       5.52%         4.91%
                                                        -----        -----         ----         ----          ----

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001         2000         1999         1998          1997
Net asset value, beginning of period                     $5.38        $5.87        $6.17        $6.26         $6.28
                                                         -----        -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                               .21          .29          .28          .33           .31
Net gains (losses) (both realized and unrealized)          .31         (.62)        (.35)        (.04)         (.05)
                                                           ---         ----         ----         ----          ----
Total from investment operations                           .52         (.33)        (.07)         .29           .26
                                                           ---         ----         ----          ---           ---
Less distributions:
Dividends from net investment income                      (.11)        (.16)        (.22)        (.24)         (.24)
Distributions from realized gains                           --           --         (.01)        (.14)           --
Excess distributions of realized gains                      --           --           --          --           (.04)
                                                           ---         ----         ----         ---            ---
Total distributions                                       (.11)        (.16)        (.23)        (.38)         (.28)
                                                          ----         ----         ----         ----          ----
Net asset value, end of period                           $5.79        $5.38        $5.87        $6.17         $6.26
                                                         -----        -----        -----        -----         -----

Ratios/supplemental data
Net assets, end of period (in millions)                   $145         $155         $235         $263          $231
                                                          ----         ----         ----         ----          ----
Ratio of expenses to average daily net assets(c)         2.09%        2.07%        1.98%        1.92%         1.92%
                                                         ----         ----         ----         ----          ----
Ratio of net investment income (loss)
     to average daily net assets                         3.99%        4.73%        4.72%        5.11%         5.00%
                                                         ----         ----         ----         ----          ----
Portfolio turnover rate
     (excluding short-term securities)                     24%          48%          48%          27%           55%
                                                           --           --           --           --            --
Total return(e)                                          9.73%       (5.77%)      (1.10%)       4.73%         4.12%
                                                         ----        -----        -----         ----          ----

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------

20   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001         2000(b)
Net asset value, beginning of period                     $5.38        $5.52
                                                         -----        -----
Income from investment operations:
Net investment income (loss)                               .21          .10
Net gains (losses) (both realized and unrealized)          .31         (.24)
                                                           ---         ----
Total from investment operations                           .52         (.14)
                                                           ---         ----
Less distributions:
Dividends from net investment income                      (.11)          --
                                                          ----         ----
Net asset value, end of period                           $5.79        $5.38
                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                     $1          $--
                                                            --          ---
Ratio of expenses to average daily net assets(c)         2.09%        2.07%(d)
                                                         ----         ----
Ratio of net investment income (loss)
     to average daily net assets                         3.84%        4.80%(d)
                                                         ----         ----
Portfolio turnover rate
     (excluding short-term securities)                     24%          48%
                                                           --           --
Total return(e)                                          9.84%       (2.49%)
                                                         ----        -----

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001         2000         1999         1998          1997
Net asset value, beginning of period                     $5.40        $5.87        $6.17        $6.26         $6.30
                                                         -----        -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                               .29          .35          .34          .40           .35
Net gains (losses) (both realized and unrealized)          .27         (.62)        (.36)        (.06)         (.06)
                                                           ---         ----         ----         ----          ----
Total from investment operations                           .56         (.27)        (.02)         .34           .29
                                                           ---         ----         ----          ---           ---
Less distributions:
Dividends from net investment income                      (.16)        (.20)        (.27)        (.29)         (.29)
Distributions from realized gains                           --           --         (.01)        (.14)           --
Excess distributions of realized gains                      --           --           --           --          (.04)
                                                           ---         ----         ----          ---           ---
Total distributions                                       (.16)        (.20)        (.28)        (.43)         (.33)
                                                          ----         ----         ----         ----          ----
Net asset value, end of period                           $5.80        $5.40        $5.87        $6.17         $6.26
                                                         -----        -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                    $--          $--          $--          $--           $--
                                                           ---         ----         ----          ---           ---
Ratio of expenses to average daily net assets(c)         1.16%        1.14%        1.07%         .99%         1.01%
                                                         ----         ----         ----          ---          ----
Ratio of net investment income (loss)
     to average daily net assets                         4.90%        5.75%        5.63%        6.10%         5.89%
                                                         ----         ----         ----         ----          ----
Portfolio turnover rate
     (excluding short-term securities)                     24%          48%          48%          27%           55%
                                                           --           --           --           --            --
Total return(e)                                         10.71%       (4.88%)       (.19%)       5.62%         5.06%
                                                        -----        -----         ----         ----          ----

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

-------------------------------------------------------------------------------

21   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
WORLD TRUST
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Income Portfolio (a series of World Trust) as of October 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period ended October 31, 2001. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Income Portfolio as of October 31, 2001, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Minneapolis, Minnesota

December 7, 2001

-------------------------------------------------------------------------------

22   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Financial Statements
Statement of assets and liabilities
World Income Portfolio

Oct. 31, 2001
Assets
Investments in securities, at value (Note 1)*
     (identified cost $524,553,019)                                                           $484,192,058
Cash in bank on demand deposit                                                                     296,171
Dividends and accrued interest receivable                                                       15,739,660
Receivable for investment securities sold                                                        3,425,717
Unrealized appreciation on foreign currency contracts held, at value (Notes 1
and 4)                                                                                             568,411
                                                                                                   -------
Total assets                                                                                   504,222,017
                                                                                               -----------

Liabilities
Unrealized depreciation on foreign currency contracts held, at value (Notes 1
and 4)                                                                                              19,932
Payable upon return of securities loaned (Note 5)                                                2,120,000
Accrued investment management services fee                                                          10,414
Other accrued expenses                                                                              45,911
                                                                                                    ------
Total liabilities                                                                                2,196,257
                                                                                                 ---------
Net assets                                                                                    $502,025,760
                                                                                              ============
* Including securities on loan, at value (Note 5)                                             $  2,022,500
                                                                                              ------------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------

23   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Statement of operations
World Income Portfolio

Year ended Oct. 31, 2001
Investment income
Income:
Interest                                                                                      $ 31,577,863
     Less foreign taxes withheld                                                                  (177,395)
                                                                                                  --------
Total income                                                                                    31,400,468
                                                                                                ----------
Expenses (Note 2):
Investment management services fee                                                               3,918,640
Compensation of board members                                                                        9,985
Custodian fees                                                                                      97,807
Audit fees                                                                                          24,500
Other                                                                                               10,827
                                                                                                    ------
Total expenses                                                                                   4,061,759
     Earnings credits on cash balances (Note 2)                                                     (5,398)
                                                                                                    ------
Total net expenses                                                                               4,056,361
                                                                                                 ---------
Investment income (loss) -- net                                                                 27,344,107
                                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                            (13,181,196)
     Foreign currency transactions                                                              (2,185,159)
                                                                                                ----------
Net realized gain (loss) on investments                                                        (15,366,355)
Net change in unrealized appreciation (depreciation) on investments and
     on translation of assets and liabilities in foreign currencies                             43,790,272
                                                                                                ----------
Net gain (loss) on investments and foreign currencies                                           28,423,917
                                                                                                ----------
Net increase (decrease) in net assets resulting from operations                               $ 55,768,024
                                                                                              ============

Statements of changes in net assets
World Income Portfolio

Year ended Oct. 31,                                                              2001            2000
Operations

Investment income (loss) -- net                                             $ 27,344,107     $  40,950,381
Net realized gain (loss) on investments                                      (15,366,355)      (21,588,091)
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies             43,790,272       (50,753,646)
                                                                              ----------       -----------
Net increase (decrease) in net assets resulting from operations               55,768,024       (31,391,356)
Net contributions (withdrawals) from partners                                (98,244,888)     (259,410,172)
                                                                             -----------      ------------
Total increase (decrease) in net assets                                      (42,476,864)     (290,801,528)
Net assets at beginning of year                                              544,502,624       835,304,152
                                                                             -----------       -----------
Net assets at end of year                                                   $502,025,760     $ 544,502,624
                                                                            ============     =============

See accompanying notes to financial statements.

-------------------------------------------------------------------------------

24   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Notes to Financial Statements

World Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
World Income Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Portfolio invests primarily in debt securities of U.S. and foreign issuers. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.
-------------------------------------------------------------------------------

25   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

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26   AXP GLOBAL BOND FUND -- ANNUAL REPORT

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.77% to 0.67% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Oct. 31, 2001, the Portfolio's custodian fees were reduced by $5,398 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $119,956,109 and $199,106,310, respectively, for the year ended Oct. 31, 2001. For the same period, the portfolio turnover rate was 24%. Realized gains and losses are determined on an identified cost basis.

4. FOREIGN CURRENCY CONTRACTS
As of Oct. 31, 2001, the Portfolio has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date                             Currency to       Currency to        Unrealized       Unrealized
                                         be delivered       be received       appreciation     depreciation
Nov. 19, 2001                               6,227,000         2,615,340         $ 47,741          $     --
                                   New Zealand Dollar       U.S. Dollar
Nov. 20, 2001                              17,500,000        16,145,500          394,282                --
                               European Monetary Unit       U.S. Dollar
Nov. 20, 2001                               7,000,000         6,426,875          126,388                --
                               European Monetary Unit       U.S. Dollar
Nov. 20, 2001                              15,700,000        14,111,160               --            19,932
                               European Monetary Unit       U.S. Dollar
----------------------------------------------------------------------------------------------------------
Total                                                                           $568,411           $19,932
----------------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES
As of Oct. 31, 2001, securities valued at $2,022,500 were on loan to brokers. For collateral, the Fund received $2,120,000 in cash. Income from securities lending amounted to $10,363 for the year ended Oct. 31, 2001. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Portfolio's financial position, results of operations or changes in its net assets.

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27   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Investments in Securities
World Income Portfolio

Oct. 31, 2001
(Percentages represent value of investments compared to net assets)

Bonds (94.6%)(c)
Issuer                        Coupon        Principal          Value(a)
                                rate           amount
Australia (0.9%)
New South Wales Treasury
     (Australian Dollar)
         03-01-08             8.00%         8,000,000        $4,640,543

Belgium (4.0%)
Belgium Kingdom
     (European Monetary Unit) Series 14
         04-29-04             7.25         20,400,000        20,035,436

Bermuda (0.2%)
Imexsa Export Trust
     (U.S. Dollar)
         05-31-03            10.13          1,002,376(d)        873,320

Bulgaria (0.4%)
Govt of Bulgaria
     (U.S. Dollar) Series A
         07-28-12             4.56          2,500,000(f)      2,025,000

Canada (6.2%)
Calpine Canada Energy Finance
     (U.S. Dollar) Company Guaranty
         05-01-08             8.50          3,500,000         3,504,305
Govt of Canada
     (Canadian Dollar)
         12-01-03             7.50         21,100,000        14,514,263
     (Japanese Yen)
         03-23-09             1.90        980,000,000         8,709,234
Province of British Columbia
     (Canadian Dollar)
         08-23-10             6.38          6,400,000         4,310,445
Total                                                        31,038,247

Cayman Islands (0.2%)
Zhuhai Highway
     (U.S. Dollar) Sub Nts
         07-01-08            11.50         11,350,000(b,d)    1,248,500

China (0.9%)
Greater Beijing First Expressways
     (U.S. Dollar) Sr Nts
         06-15-04             9.25          3,500,000(b)      1,260,000
         06-15-07             9.50          8,750,000(b)      3,150,000
Total                                                         4,410,000

Colombia (0.6%)
Republic of Colombia
     (U.S. Dollar)
         04-23-09             9.75          3,000,000(e)      3,033,750

Denmark (1.7%)
Govt of Denmark
     (Danish Krone)
         05-15-03             8.00         68,000,000         8,742,695

Dominican Republic (0.5%)
Dominican Republic
     (U.S. Dollar)
         09-27-06             9.50          2,400,000(d)      2,367,000

France (3.6%)
Govt of France
     (European Monetary Unit)
         04-25-05             7.50          8,710,000         8,829,214
         04-25-11             6.50          9,000,000         9,335,674
Total                                                        18,164,888

Germany (19.2%)
Allgemeine Hypo Bank
     (European Monetary Unit)
         09-02-09             5.00         10,760,000         9,896,523
Depfa Deutsche Pfandbriefbank
     (European Monetary Unit)
         02-03-05             5.00          4,800,000         4,496,946
Federal Republic of Germany
     (European Monetary Unit)
         07-22-02             8.00         18,471,330        17,169,791
         07-15-03             6.50          6,300,000         5,968,773
         11-11-04             7.50         29,600,000        29,760,311
         07-04-27             6.50         19,005,512        20,522,087
Treuhandanstalt
     (European Monetary Unit)
         01-29-03             7.13          9,300,000         8,757,621
Total                                                        96,572,052

Hungary (1.1%)
Govt of Hungary
     (Hungarian Forint)
         05-12-06             8.50      1,525,000,000         5,426,698

See accompanying notes to investments in securities.

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28   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Issuer                        Coupon        Principal          Value(a)
                                                 rate            amount

Indonesia (0.1%)
Tjiwi Kimia Finance Mauritius
     (U.S. Dollar) Company Guaranty
         08-01-04            10.00%        $2,450,000(b)       $333,813

Italy (9.2%)
Buoni Poliennali Del Tes
     (European Monetary Unit)
         01-01-04             8.50         32,321,533        32,180,341
         11-01-26             7.25          7,886,283         9,075,439
Republic of Italy
     (Japanese Yen)
         03-27-08             3.80        500,000,000         4,886,880
Total                                                        46,142,660

Mexico (2.3%)
United Mexican States
     (British Pound) Medium-term Nts Series E
         05-30-02             8.75          5,000,000         7,265,450
     (U.S. Dollar)
         01-14-11             8.38          4,000,000         4,102,000
Total                                                        11,367,450

New Zealand (1.0%)
Govt of New Zealand
     (New Zealand Dollar)
         11-15-06             8.00         11,000,000         5,001,358

Norway (2.5%)
Govt of Norway
     (Norwegian Krone)
         11-30-04             5.75         60,000,000         6,742,915
         01-15-07             6.75         48,000,000         5,625,736
Total                                                        12,368,651

Panama (0.8%)
Republic of Panama
     (U.S. Dollar)
         02-08-11             9.63          4,200,000         4,250,010

Russia (0.6%)
Ministry Finance Russia
     (U.S. Dollar)
         06-26-07            10.00          3,200,000(d)      2,932,000

Supra-National (2.8%)
European Investment Bank
     (British Pound)
         12-07-06             7.63          2,900,000         4,717,662
Inter-American Development Bank
     (Japanese Yen)
         07-08-09             1.90      1,035,000,000         9,171,002
Total                                                        13,888,664

United Kingdom (2.6%)
United Kingdom Treasury
     (British Pound)
         06-10-03             8.00          8,380,000        12,917,842

United States (33.2%)
Allied Waste North America
     (U.S. Dollar) Company Guaranty Series B
         04-01-08             8.88          3,500,000         3,587,500
American Airlines
     (U.S. Dollar)
         05-23-11             6.82          3,700,000(d)      3,696,497
Chesapeake
     (U.S. Dollar)
         05-01-03             9.88          1,000,000         1,019,180
Citicorp
     (European Monetary Unit)
         09-19-09             6.25         10,800,000         5,325,937
Delta Air Lines
     (U.S. Dollar)
         09-18-11             7.11          2,800,000         2,914,016
Equistar Chemical
     (U.S. Dollar) Sr Nts
         09-01-08            10.13          3,000,000(d)      2,807,310
Executive Risk Capital
     (U.S. Dollar) Company Guaranty Series B
         02-01-27             8.68          3,500,000         3,834,159
Federal Home Loan Mtge Corp
     (U.S. Dollar)
         07-01-31             7.50          7,442,176         7,792,423
Federal Natl Mtge Assn
     (U.S. Dollar)
         08-15-04             6.50          3,000,000         3,263,394
         06-01-15             7.50          4,400,239         4,654,767
         12-01-29             7.00          7,749,586         8,106,574
Ford Motor Credit
     (Japanese Yen)
         02-07-05             1.20      1,000,000,000         7,909,808
HCA
     (U.S. Dollar)
         06-01-06             7.13          3,700,000         3,838,750
Household Finance
     (U.S. Dollar)
         05-09-05             8.00          4,000,000         4,427,256
IBM
     (Japanese Yen)
         04-14-03              .90        970,000,000         7,992,164
Intl Paper
     (European Monetary Unit)
         08-11-06             5.38          7,000,000         6,320,448

See accompanying notes to investments in securities.

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29   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Issuer                        Coupon        Principal          Value(a)
                                                 rate            amount
United States (cont.)
Overseas Private Investment
     (U.S. Dollar) U.S. Govt Guaranty Series 1996A
         01-15-09             6.99%        $5,833,333        $6,300,292
PDV America
     (U.S. Dollar) Sr Nts
         08-01-03             7.88          3,500,000         3,619,298
Pulte Homes
     (U.S. Dollar) Sr Nts
         08-01-11             7.88          1,900,000(d)      1,917,415
Salomon Smith Barney Holdings
     (U.S. Dollar)
         01-15-03             6.13          6,000,000         6,232,500
U.S. Treasury
     (U.S. Dollar)
         10-15-06             6.50          9,700,000        10,942,764
         08-15-10             5.75          4,000,000         4,440,640
         11-15-16             7.50         35,700,000        45,562,126
         02-15-26             6.00          5,100,000         5,735,919
WorldCom
     (U.S. Dollar)
         05-15-31             8.25          3,000,000         3,046,650
Zurich Capital Trust I
     (U.S. Dollar) Company Guaranty
         06-01-37             8.38          2,025,000(d)      2,051,159
Total                                                       167,338,946

Total bonds
(Cost: $515,478,843)                                       $475,119,523

Other (--%)(b,c)
Issuer                                Shares                   Value(a)
Mexico
Mexico Value
     Rights                            1,000                       $530

Total other
(Cost: $--)                                                        $530

Short-term securities (1.8%)
Issuer                    Annualized           Amount          Value(a)
                       yield on date       payable at
                         of purchase         maturity
U.S. government agencies
Federal Home Loan Mtge Corp Disc Nt
         11-15-01             3.40%          $300,000          $299,568
Federal Natl Mtge Assn Disc Nts
         12-03-01             2.31            400,000           399,153
         12-06-01             2.41            500,000           498,735
         12-20-01             2.20          6,200,000         6,179,606
         12-21-01             2.11          1,700,000         1,694,943

Total short-term securities
(Cost: $9,074,176)                                           $9,072,005

Total investments in securities
(Cost: $524,553,019)(g)                                    $484,192,058

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.
(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(e) Security is partially or fully on loan. See Note 4 to the financial statements.
(f) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2001.
(g) At Oct. 31, 2001, the cost of securities for federal income tax purposes was $525,928,988 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                               $  9,668,654
     Unrealized depreciation                                (51,405,584)
                                                            -----------
     Net unrealized depreciation                           $(41,736,930)
                                                           ------------

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30   AXP GLOBAL BOND FUND -- ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.


AXP Global Bond Fund
Fiscal year ended Oct. 31, 2001

Class A
Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.07975
June 27, 2001                                                   0.03273
Sept. 27, 2001                                                  0.03449
Total distributions                                            $0.14697

Class B
Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.07345
June 27, 2001                                                   0.02193
Sept. 27, 2001                                                  0.01395
Total distributions                                            $0.10933

Class C
Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.07356
June 27, 2001                                                   0.02195
Sept. 27, 2001                                                  0.01683
Total distributions                                            $0.11234

Class Y
Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.08114
June 27, 2001                                                   0.03515
Sept. 27, 2001                                                  0.04445
Total distributions                                            $0.16074

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31   AXP GLOBAL BOND FUND -- ANNUAL REPORT

AXP Global Bond Fund                                             PRSRT STD AUTO
70100 AXP Financial Center                                        U.S. POSTAGE
Minneapolis, MN 55474                                                 PAID
                                                                    AMERICAN
americanexpress.com                                                  EXPRESS

Ticker Symbol
Class A: IGBFX        Class B: IGLOX
Class C: N/A          Class Y: N/A


This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.
                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS
                                                                S-6309 V (12/01)